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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		September 20, 2013
NUTRANOMICS INC.
(Exact name of registrant as specified in its charter)
Nevada	000-53551	98 0603540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11487 South 700 East, Salt Lake City, UT 84020		--
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	801-576-8350
21 Luke Street, Vatuwaga, Suva, Fiji
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	FD Disclosure

On September 20, 2013 Nutranomics, Inc., disseminated a press release regarding the closing of a share exchange with Health Education Corporation dba Nutranomics.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release disseminated on September 20, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRANOMICS INC.
/s/ Tracy K. Gibbs
Tracy K. Gibbs
President and Director

Date:	September 20, 2013